                    AMERICAN FAMILY LIFE INSURANCE COMPANY
                              6000 AMERICAN PKWY
                            MADISON, WI 53783-0001


APPLICATION FOR LIFE INSURANCE - PART 1                AGT/DIST CODE
-------------------------------------------------------------------------------
SECTION 1.  GENERAL INFORMATION
-------------------------------------------------------------------------------
Are all of the Proposed Insureds and the Proposed Owner able to read and understand all of the questions on this Application? ___ Yes ___ No

If No, indicate how this Application is being translated:

 ___ Translator Name (Translation cannot be done by the Proposed Owner or the
Beneficiary)     ____ AT&T Language Line
-------------------------------------------------------------------------------
(first)        (mi)          (last)             (suffix)           (Operator #)

-------------------------------------------------------------------------------
 SECTION 2.  PROPOSED PRIMARY INSURED
-------------------------------------------------------------------------------
Proposed Primary Insured's Name
-------------------------------------------------------------------------------
(first)           (mi)            (last)                            (suffix)

-------------------------------------------------------------------------------
Any previous name(s)                Gender              Birth Date:
                                     __ M __ F          Age (nearest birthday):
-------------------------------------------------------------------------------
Address                             City/Town                 State        Zip

-------------------------------------------------------------------------------
Social Security #   Driver's License #        Issuing State        Telephone #

-------------------------------------------------------------------------------
Birthplace(Country/State)
-------------------------------------------------------------------------------
Occupation Information                               Hire Date            Year
-------------------------------------------------------------------------------
Employer                                             Title
-------------------------------------------------------------------------------
Duties
-------------------------------------------------------------------------------
SECTION 3.    PLAN INFORMATION              AMOUNT OF INSURANCE $
-------------------------------------------------------------------------------
TYPE OF PLAN - CHECK BOX
-------------------------------------------------------------------------------


__ Whole Life                 __ AmeriTerm 2000                 __ UL/VUL Increase
__ Ten Year Pay Whole Life    __ Ten Year Level Term               Policy # __________
__ Five Year Level Term       __ Twenty Year Level Term            Issue UL/VUL Increase
__ 25 Year Decreasing Term    __ Universal Life 2000 (UL)          with Waiver of Monthly
__ 30 Year Decreasing Term    __ Variable Universal Life (VUL)     Deductions?
                              __ Other ________________            __ Yes  __ No

-------------------------------------------------------------------------------
DEATH BENEFIT OPTION (UL AND VUL ONLY)
  __ Option 1         __ Option 2
-------------------------------------------------------------------------------
DIVIDEND OPTION (CHECK CASH FOR UL AND VUL)
 __ Reduce Premium   __ Paid-up Additions  __ Cash   __ Accumulate at Interest
-------------------------------------------------------------------------------
TERM RIDER (NOT AVAILABLE FOR UL OR VUL)          AMOUNT OF TERM RIDER $
-------------------------------------------------------------------------------
__ 15 Year Decreasing Term  __ 25 Year Decreasing Term __ Annual Renewable Term
__ 20 Year Decreasing Term  __ 30 Year Decreasing Term __ 5 Year Level Term
-------------------------------------------------------------------------------
ADDITIONAL INSURED/CHILDREN'S INSURANCE RIDERS  (CHECK BOXES)
__ Additional Insured Rider (if Proposed Primary Insured)   Amount $ ________
__ Additional Insured Rider (if other than Proposed Primary Insured)
   Number of Proposed Additional Insureds:  _____________
__ Children's Insurance Rider (Complete Section 13)
   Number of Children to be covered immediately: ___ Amount $  10,000 per Child
-------------------------------------------------------------------------------
BENEFIT RIDERS (CHECK BOXES)
__ ADB (subject to Company maximum)                         Amount $ _________
__ GIB/GPO (subject to Company maximum)                     Amount $ _________
__ Waiver of Premium (not for UL or VUL)
__ Waiver of Monthly Deductions (UL and VUL only)
__ Waiver of Specified Premium (VUL only) Amount of Premium to be Waived: $___
__ Guaranteed Minimum Death Benefit at Age 65 (Variable Universal Life only)
__ Juvenile Payor Benefit (not for UL or Variable Universal Life)
   (Complete section 14)
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                          Page 1 of 12

-------------------------------------------------------------------------------
SECTION 4. PREMIUM AND BILLING         AMOUNT PAID WITH APPLICATION $ ________
-------------------------------------------------------------------------------
BILLING MODE - CHECK BOX
Annual, Semi-Annual and Quarterly AFT billing modes are available for VUL only

__ Annually    __ Semiannually   __ Quarterly  __ DM Monthly   __  AGT Monthly
               __ Emp Monthly
__ Annual AFT  __ Semiannual AFT __ Quarterly AFT __ Monthly AFT
__ Amplan (Not available for UL or VUL)
Deductions other than the policy effective date, Enter date: ____________ Existing Amplan/AFT Account No.
Planned Premium and Billing for UL & VUL $
-------------------------------------------------------------------------------
SECTION 5.  INSURANCE IN FORCE OR PENDING
-------------------------------------------------------------------------------
Does the Proposed Primary Insured have life and/or health insurance or an annuity contract that lapsed in the past 6 months, that is pending or that is in force with this or any other company? ___ Yes _____No
If Yes, complete the following:
-------------------------------------------------------------------------------
Company                                Amount        ADB Amt.     Yr. Issued

-------------------------------------------------------------------------------
 SECTION 6. REPLACEMENT
-------------------------------------------------------------------------------
Is the insurance applied for intended to replace or change existing life insurance or an annuity contract with this or any other insurance company?
 __ Yes  __ No
Agent - If Yes, complete and send Replacement Forms and if a 1035 exchange is intended, complete and send an Absolute Assignment Form.
-------------------------------------------------------------------------------
SECTION 7. BENEFICIARY
       (DO NOT COMPLETE FOR ADDITIONAL INSURED OR CHILDREN'S INSURANCE RIDER)
-------------------------------------------------------------------------------
Primary Beneficiary/Relationship to   Contingent Beneficiary/ Relationship to
Proposed Primary Insured              Proposed Primary Insured



-------------------------------------------------------------------------------
 SECTION 8.  OWNER
-------------------------------------------------------------------------------
Proposed Primary Owner
(first)           (mi)                  (last)                  (suffix)

-------------------------------------------------------------------------------
(Business/Organization Name)
-------------------------------------------------------------------------------
Address                                City/Town            State       Zip

-------------------------------------------------------------------------------
Birth Date   Social Security # or Tax ID #        Relationship to
                                                  Proposed Primary Insured

-------------------------------------------------------------------------------
Representative (first)     (mi)              (last)                 (suffix)

-------------------------------------------------------------------------------
(Title)
-------------------------------------------------------------------------------
Proposed Contingent Owner
-------------------------------------------------------------------------------
(first)         (mi)                (last)                     (suffix)

-------------------------------------------------------------------------------
(Business/Organization Name)
-------------------------------------------------------------------------------
Address                                      City/Town        State     Zip

-------------------------------------------------------------------------------
Birth Date     Social Security # or Tax ID #       Relationship to
                                                   Proposed Primary Insured

-------------------------------------------------------------------------------
Representative (first)    (mi)                (last)                (suffix)

-------------------------------------------------------------------------------
(Title)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SECTION 9. SPECIAL REQUESTS (USE THIS AREA TO ENTER INFORMATION PERTAINING ONLY TO THIS APPLICATION. ANY INFORMATION ENTERED HERE WILL REQUIRE EXTRA REVIEW AND MAY REQUIRE ADDITIONAL PROCESSING TIME.)
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
SECTION 10.  HOME OFFICE ENDORSEMENTS ONLY
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
SECTION 11. UNDERWRITING QUESTIONS (TO BE ASKED OF THE PROPOSED PRIMARY
            INSURED)
-------------------------------------------------------------------------------
1. Does the Proposed Primary Insured have a primary health care
   provider?   __ Yes  __ No
   If Yes, complete the following:
-------------------------------------------------------------------------------
Primary health care provider's name
-------------------------------------------------------------------------------
Address                           City/Town         State          Zip
-------------------------------------------------------------------------------
Telephone No.      Date of and reason for last contact  _______   Year___

-------------------------------------------------------------------------------

2. What is Proposed Primary Insured's: current height: _______ ft. ______ in. and current weight ________ lb.
-------------------------------------------------------------------------------
3. Has the Proposed Primary Insured been given by a member of the medical profession, a diagnosis of or treatment for AIDS (Acquired Immune Deficiency Syndrome) or ARC (AIDS Related Complex) or tested positive for the presence of
antibodies to HIV (Human Immunodeficiency Virus)?   ___ Yes  ___ No
-------------------------------------------------------------------------------
SECTION 11A. UNDERWRITING QUESTIONS (QUESTIONS 4. THROUGH 6. TO BE ASKED OF
THE PROPOSED PRIMARY INSURED INSURANCE AGE 18 AND OVER).
-------------------------------------------------------------------------------
4. Has the Proposed Primary Insured ever had, been told he/she has, or been treated for: (Indicate applicable conditions)
   a. chest pain, stroke, heart murmur, heart attack, irregular heart beat, high blood pressure, anemia or any disorder of the heart, blood vessels, or blood?
       ____ Yes  ____ No
   b. cancer, tumor, persistent skin lesions, disorder of the lymph glands? ____ Yes ____ No
-------------------------------------------------------------------------------
5. Has the Proposed Primary Insured:
   a. used alcohol or drugs habitually or to excess or been treated for the habitual or excessive use of alcohol or drugs?
       ____ Yes  ____ No
   b. been told to discontinue the use of alcohol or drugs, been counseled or joined an organization because of such use?
       ____ Yes  ____ No
-------------------------------------------------------------------------------
6. Has the Proposed Primary Insured:
   a. used any nicotine products during the past 36 months?   If Yes, give
      product (cigarettes, cigars, etc.) and date last used.
       ____ Yes  ____ No
   b. ever had life or health insurance rejected, rated up, modified, canceled or not renewed? Yes No
       ____ Yes  ____ No
   c. ever participated in or does he/she expect to participate in flying (as a pilot or crew member) or any hazardous sports, avocations or hobbies such as racing, scuba or sky diving, or mountain climbing?
       ____ Yes  ____ No
   d. any intention of traveling or residing outside the United States or
      Canada?
       ____ Yes  ____ No
   e. within the past five years had his/her driver's license suspended, had a moving traffic violation or chargeable accident?
       ____ Yes  ____ No
   f. been convicted for anything other than traffic violations?
       ____ Yes  ____ No
   g. received or is he/she currently receiving disability benefits or is he/she currently disabled?
       ____ Yes  ____ No
-------------------------------------------------------------------------------
QUESTIONS 7. THROUGH 9. TO BE ASKED OF THE PROPOSED PRIMARY INSURED INSURANCE AGE 18 AND OLDER - (OPTIONAL IF MEDICAL EXAM IS REQUIRED)
-------------------------------------------------------------------------------

7. Has the Proposed Primary Insured ever had, been told he/she has, or been treated for: (Indicate applicable conditions)
   a. blurred vision, loss of vision, difficulty hearing, loss of hearing, hoarseness or any disorder of the eyes, ears, nose, or throat?
       ____ Yes  ____ No
   b. dizziness, fainting, seizures, headaches, paralysis; mental, emotional or neurological disorder or any other disorder of the brain or nervous system?
       ____ Yes  ____ No
   c. shortness of breath, difficulty breathing, persistent cough, coughing up blood, asthma or any disorder of the respiratory system?
       ____ Yes  ____ No

   d. intestinal bleeding, chronic diarrhea, recurrent indigestion, jaundice, chronic abdominal pain or any stomach, gallbladder, intestinal or liver disorder?
       ____ Yes  ____ No
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SECTION 11A. UNDERWRITING QUESTIONS (CONTINUED) QUESTIONS 7. THROUGH 9. TO
BE ASKED OF THE PROPOSED PRIMARY INSURED INSURANCE AGE 18 AND OLDER -
(OPTIONAL IF MEDICAL EXAM IS REQUIRED)
-------------------------------------------------------------------------------
   e. frequent urination, difficulty urinating; sugar, protein, or blood in urine; complications of pregnancy; or any disorder of the kidneys, bladder, prostate, breast or reproductive organs; sexually transmitted disease?
       ____ Yes  ____ No
   f. diabetes, thyroid, or hormone disorder? Yes No
       ____ Yes  ____ No
   g. deformity, lameness, amputation, chronic joint pain, swelling, stiffness, imbalance or any disorder of the muscles, bones or joints?
       ____ Yes  ____ No
-------------------------------------------------------------------------------
8. In the past five years has the Proposed Primary Insured:
   a. consulted any health care provider, been hospitalized, been advised to receive treatment or take medication or is he/she now receiving treatment, taking medication or has he/she been advised to have or contemplated surgery for any reason not previously explained?
       ____ Yes  ____ No
   b. had an electrocardiogram, x-ray, blood study, urinalysis or other diagnostic study?
       ____ Yes  ____ No
   c. had an unexplained or unintentional weight loss or gain of more than ten pounds?
       ____ Yes  ____ No
       ___ Loss of     pounds in   months   ___ Gain of     pounds in    months
-------------------------------------------------------------------------------

9. Is there a history in parent(s) or sibling(s) of diabetes; mental, emotional or neurological disorder, heart, kidney, or circulatory disorder; cancer; or death before age 60?
       ____ Yes  ____ No
-------------------------------------------------------------------------------
GIVE DETAILS FOR QUESTIONS 3. THROUGH 9. ANSWERED YES.  IF ADDITIONAL SPACE
IS NEEDED, USE AND ATTACH A PLAIN WHITE SHEET OF PAPER. INCLUDE APPLICATION/POLICY # AND PROPOSED PRIMARY INSURED'S NAME ON ALL ADDITIONAL SHEETS.
-------------------------------------------------------------------------------
Question #    Details or Reason (Give date of diagnosis or onset; medications;
              surgeries; hospitalizations; health care provider's name,
              address, telephone and reason for last contact)
-------------------------------------------------------------------------------







-------------------------------------------------------------------------------
AGENT: If yes to Question 3. do not collect money or give a Conditional Receipt.
       Consult Life Reference Manual for  specific instructions.

-------------------------------------------------------------------------------
SECTION 11B. UNDERWRITING QUESTIONS (CONTINUED) (TO BE ASKED OF THE PROPOSED OWNER FOR THE PROPOSED PRIMARY INSURED UNDER INSURANCE AGE 18)
-------------------------------------------------------------------------------
3. If the Proposed Primary Insured is insurance age five or under, was he/she born prematurely?
       ____ Yes  ____ No
   If Yes, complete the following:
   Duration of pregnancy       weeks      Birth weight:    lbs.      oz
   Any ongoing observation, monitoring or treatment?  If Yes, provide details:
       ____ Yes  ____ No
-------------------------------------------------------------------------------
4. Has the Proposed Primary Insured ever had, been told he/she has, or been treated for: (Indicate applicable conditions)
    a. any disease, deformity, congenital defect or abnormal mental development? ____ Yes ____ No
    b. any heart, respiratory, intestinal, urinary, mental, emotional or neurological disorder?
       ____ Yes  ____ No
-------------------------------------------------------------------------------
5. Has the Proposed Primary Insured been confined in a hospital for observation, treatment or diagnosis?
       ____ Yes  ____ No
-------------------------------------------------------------------------------
6. In the past five years, has the Proposed Primary Insured consulted any health care provider or has any health care provider been consulted on behalf of the Proposed Primary Insured for any reason not previously explained?
       ____ Yes  ____ No
-------------------------------------------------------------------------------
7. Has the Proposed Primary Insured:
   a. ever had life or health insurance rejected, rated up, modified, canceled or not renewed?
       ____ Yes  ____ No
   b. ever participated in or does he/she expect to participate in flying (as a pilot or crew member) or any hazardous sports, avocations or hobbies such as racing, scuba or sky diving, or mountain climbing?
       ____ Yes  ____ No
   c. any intention of traveling or residing outside the United States or
      Canada?
       ____ Yes  ____ No
-------------------------------------------------------------------------------
8. Is there any life insurance carried on the Proposed Primary Insured's parent(s) and sibling(s)?
       ____ Yes  ____ No
-------------------------------------------------------------------------------
GIVE DETAILS FOR QUESTIONS 3. THROUGH 8.
ANSWERED YES. IF ADDITIONAL SPACE IS NEEDED, USE AND ATTACH A PLAIN WHITE
SHEET OF PAPER. INCLUDE APPLICATION/POLICY # AND PROPOSED PRIMARY INSURED'S
NAME ON ALL ADDITIONAL SHEETS.
-------------------------------------------------------------------------------
Question #     Details or Reason (Give date of diagnosis or onset; medications;
               surgeries; hospitalizations; health care provider's name,
               address, telephone and reason for last contact)
-------------------------------------------------------------------------------





-------------------------------------------------------------------------------
                                 Page 5 of 12

-------------------------------------------------------------------------------
SECTION 12.  PROPOSED ADDITIONAL INSURED
(MUST BE COMPLETED FOR ADDITIONAL INSURED RIDER)   AMOUNT OF INSURANCE $
-------------------------------------------------------------------------------
 Proposed Additional Insured's Name
-------------------------------------------------------------------------------
(first)                     (mi)         (last)                  (suffix)

-------------------------------------------------------------------------------
Any previous name(s)                  Gender        Birth Date:
                                     __ M  __ F     Age (nearest birthday):
-------------------------------------------------------------------------------
Address                       City/Town          State        Zip


-------------------------------------------------------------------------------
Social Security #     Driver's License #        Issuing State     Telephone #

-------------------------------------------------------------------------------
Birthplace (Country/State)
-------------------------------------------------------------------------------
OCCUPATION INFORMATION                           Hire Date        Year
-------------------------------------------------------------------------------
Employer                                         Title
-------------------------------------------------------------------------------
Duties
-------------------------------------------------------------------------------
INSURANCE IN FORCE OR PENDING
-------------------------------------------------------------------------------
Does the Proposed Additional Insured have life and/or health insurance or an annuity contract that lapsed in the past 6 months, that is pending or that is in force with this or any other company? __ Yes __ No
If Yes, complete the following:
-------------------------------------------------------------------------------
Company                         Amount         ADB Amt          Yr. Issued


-------------------------------------------------------------------------------
REPLACEMENT
-------------------------------------------------------------------------------

Is the insurance applied for intended to replace or change existing life
insurance or an annuity contract?  __ Yes      __ No

Agent - If Yes, complete and send Replacement Forms and if a 1035 exchange is intended, complete and send an Absolute Assignment Form.
-------------------------------------------------------------------------------
BENEFICIARY (FOR ADDITIONAL INSURED RIDER)
-------------------------------------------------------------------------------
Primary Beneficiary/Relationship to   Contingent Beneficiary/ Relationship to
Proposed Additional Insured            Proposed Additional Insured



-------------------------------------------------------------------------------
UNDERWRITING QUESTIONS (TO BE ASKED OF THE PROPOSED ADDITIONAL INSURED INSURANCE AGE 18 AND OVER)
-------------------------------------------------------------------------------
1. Does the Proposed Additional Insured have a primary health care provider?
   If Yes, complete the following:
    __ Yes     __ No
-------------------------------------------------------------------------------
Primary health care provider's name

-------------------------------------------------------------------------------
Address                    City/Town                 State         Zip

-------------------------------------------------------------------------------
Telephone No.     Date of and reason for last contact ________   Year _____

-------------------------------------------------------------------------------
2. What is the Proposed Additional Insured's:  current height:    ft.     in.
   and current weight     lbs.
-------------------------------------------------------------------------------
3. Has the Proposed Additional Insured been given by a member of the medical profession, a diagnosis of or treatment for AIDS (Acquired Immune Deficiency Syndrome) or ARC (AIDS Related Complex) or tested positive for the presence of antibodies to HIV (Human Immunodeficiency Virus)?
    __ Yes    __ No
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
UNDERWRITING QUESTIONS (CONTINUED) QUESTIONS 4. THROUGH 6. TO BE ASKED OF THE PROPOSED ADDITIONAL INSURED INSURANCE AGE 18 AND OVER.
-------------------------------------------------------------------------------

4. Has the Proposed Additional Insured ever had, been told he/she has, or been treated for: (Indicate applicable conditions)
   a. chest pain, stroke, heart murmur, heart attack, irregular heart beat, high blood pressure, anemia or any disorder of the heart, blood vessels, or blood?
      __ Yes    __ No
   b. cancer, tumor, persistent skin lesions, disorder of the lymph glands?
      __ Yes    __ No
-------------------------------------------------------------------------------
5. Has the Proposed Primary Insured;
   a. ever had, been told he/she has, or been treated for habitual or excessive use of alcohol or drugs?
      __ Yes    __ No
   b. been told to discontinue the use of alcohol or drugs, been counseled or joined an organization because of such use?
      __ Yes    __ No
-------------------------------------------------------------------------------
6. Has the Proposed Additional Insured:
   a. used any nicotine products during the past 36 months? If Yes, give product (cigarettes, cigars, etc.) and date last used.
      __ Yes    __ No
   b. ever had life or health insurance rejected, rated up, modified, canceled or not renewed?
      __ Yes    __ No
   c. ever participated in or does he/she expect to participate in flying
      (as a pilot or crew member) or any hazardous sports, avocations or hobbies such as racing, scuba or sky diving, or mountain climbing?
      __ Yes    __ No
   d. any intention of traveling or residing outside the United States or
      Canada?
      __ Yes    __ No
   e. within the past five years had his/her driver's license suspended, had a moving traffic violation or chargeable accident?
      __ Yes    __ No
   f. been convicted of anything other than traffic violations?
      __ Yes    __ No
   g. received or is he/she currently receiving disability benefits or is he/she currently disabled?
      __ Yes    __ No
-------------------------------------------------------------------------------
QUESTIONS 7. THROUGH 9. TO BE ANSWERED BY PROPOSED ADDITIONAL INSURED
INSURANCE AGE 18 AND OLDER - (OPTIONAL IF MEDICAL EXAM IS REQUIRED)
-------------------------------------------------------------------------------
7. Has the Proposed Additional Insured ever had, been told he/she has, or been treated for: (Indicate applicable conditions)
   a. blurred vision, loss of vision, difficulty hearing, loss of hearing, hoarseness or any disorder of the eyes, ears, nose, or throat?
      __ Yes    __ No
   b. dizziness, fainting, seizures, headaches, paralysis; mental, emotional or neurological disorder or any other disorder of the brain or nervous system?
      __ Yes    __ No
   c. shortness of breath, difficulty breathing, persistent cough, coughing up blood, asthma or any disorder of the respiratory system?
      __ Yes    __ No
   d. intestinal bleeding, chronic diarrhea, recurrent indigestion, jaundice, chronic abdominal pain or any stomach, gallbladder, intestinal or liver disorder?
      __ Yes    __ No
   e. frequent urination, difficulty urinating; sugar, protein, or blood in urine; complications of pregnancy; or any disorder of the kidneys, bladder, prostate, breast or reproductive organs; sexually transmitted disease?
      __ Yes    __ No
   f. diabetes, thyroid, or hormone disorder?
      __ Yes    __ No
   g. deformity, lameness, amputation, chronic joint pain, swelling, stiffness, imbalance or any disorder of the muscles, bones or joints?
      __ Yes    __ No
-------------------------------------------------------------------------------
8. In the past five years has the Proposed Additional Insured:
   a. consulted any health care provider, been hospitalized, been advised to receive treatment or take medication or is he/she now receiving treatment, taking medication or has he/she been advised to have or contemplated surgery for any reason not previously explained?
      __ Yes    __ No
   b. had an electrocardiogram, x-ray, blood study, urinalysis or other diagnostic study?
      __ Yes    __ No
   c. had an unexplained or unintentional weight loss or gain of more than ten pounds?
      __ Yes    __ No
 Loss of      pounds in     months
 Gain of      pounds in     months
-------------------------------------------------------------------------------
9. Is there a history in parent(s) or sibling(s) of diabetes; mental, emotional or neurological disorder, heart, kidney, or circulatory disorder; cancer; or death before age 60?
   __ Yes    __ No
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
GIVE DETAILS FOR QUESTIONS 3. THROUGH 9. ANSWERED YES. IF ADDITIONAL SPACE IS NEEDED, USE AND ATTACH A PLAIN WHITE SHEET OF PAPER. INCLUDE APPLICATION/POLICY # AND PROPOSED ADDITIONAL INSURED'S NAME ON ALL ADDITIONAL SHEETS.
-------------------------------------------------------------------------------
Question #     Details or Reason (Give date of diagnosis or onset; medications;
               surgeries; hospitalizations; health care provider's name, address, telephone and reason for last contact)

-------------------------------------------------------------------------------
AGENT: If Yes to Question 3. Do not collect money or give a Conditional Receipt. Consult Life Reference Manual for specific instructions.

-------------------------------------------------------------------------------
AGREEMENT (FOR THE PROPOSED ADDITIONAL INSURED) (READ COMPLETELY BEFORE
SIGNING)
-------------------------------------------------------------------------------
By signing this Application, I understand and agree as follows:
1. I have personally read (or have had read to me) and verified all statements and answers provided to American Family Life Insurance Company (the
   Company) as part of this Application. They are true and complete to the best of my knowledge and belief. The Company will rely on such statements and answers when making its decision to issue a policy. Any false or incomplete statements or answers may invalidate coverage.
2. No agent of the Company or medical examiner can make or alter any contract or waive any of the Company's rights or requirements. No change in Amount of Insurance/Specified Amount, classification, plan of insurance or benefits will be effective unless agreed to in writing by the Owner.
3. This Application will become part of the Policy.
4. Except as provided in the Conditional Receipt, no insurance becomes effective unless and until: a) the Policy is accepted in writing by the Owner; b) the first full Premium is paid during the lifetime of the person(s) to be covered; and c) the health and insurability of the person(s) to be covered remains as described in this Application.
5. I have full right and authority to sign this Application.
6. This Application becomes effective on the date the last required signature is obtained.
-------------------------------------------------------------------------------
AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION (FOR THE PROPOSED
ADDITIONAL INSURED)
-------------------------------------------------------------------------------
By signing this Application, I authorize the following to give information to American Family Life Insurance Company (the Company) or any person or group acting on behalf of the Company, any health care provider, consumer reporting agency, employer, insurance or reinsurance company, insurance agent, governmental or other organization; the Medical Information Bureau, Inc. (MIB), a family member or other person. "Information" means facts regarding my physical or mental health and includes diagnosis or medical history, psychiatric history or treatment, results of genetic tests, treatment or prognosis of any physical or mental condition, and drug or alcohol abuse history or treatment or any non-medical information. I understand that this information will be used by the Company to determine eligibility for insurance or insurance benefits and may be disclosed by the Company to insurance or reinsurance companies, the MIB, or to other organizations or persons performing services in connection with this Application or any claim. I agree that a copy of this Authorization may be used in place of the original and that this Authorization is valid for 26 months from the date I signed this Application. I understand that I have the right to receive a copy of this Authorization upon request. I have received the Notice to Proposed Primary/Additional Insured (or Parent/Legal Guardian of a Minor). The Company can obtain and release information pursuant to that Notice. I authorize the Company to obtain an investigative consumer report on me or my minor child(ren) and understand that I may request to be personally interviewed in the preparation of such report. If such report is required, I ask to be personally
interviewed.  __ Yes    __ No
-------------------------------------------------------------------------------
ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE/SHE IS FACILITATING
A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM
CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.
-------------------------------------------------------------------------------
Proposed Additional Insured's Signature       Date

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SECTION 13. PROPOSED CHILD INSURED (COMPLETE THIS SECTION FOR EACH CHILD IF APPLYING FOR CHILDREN'S INSURANCE RIDER) (TO BE ASKED OF THE PROPOSED OWNER
FOR THE CHILD INSURED UNDER INSURANCE AGE 18)
-------------------------------------------------------------------------------
Proposed Child Insured's Name
-------------------------------------------------------------------------------
(first)         (mi)         (last)                    (suffix)

-------------------------------------------------------------------------------
Relationship to Proposed Primary Insured      Social Security #    Birth Date

-------------------------------------------------------------------------------
INSURANCE IN FORCE OR PENDING
-------------------------------------------------------------------------------
Does the Proposed Child Insured have life and/or accident insurance or an annuity policy that lapsed in the past 6 months, that is pending or that is in
force with this or any other company?  ____ Yes   _____ No
If Yes, complete the following:
-------------------------------------------------------------------------------
Company                            Amount         ADB Amt.        Yr. Issued


-------------------------------------------------------------------------------
REPLACEMENT
-------------------------------------------------------------------------------

Is insurance applied for intended to replace or change existing life insurance or an annuity contract?
__ Yes    __ No

Agent - If Yes, complete and send Replacement Forms and if a 1035 exchange is intended, complete and send an Absolute Assignment Form.
-------------------------------------------------------------------------------
UNDERWRITING QUESTIONS (TO BE ASKED OF THE PROPOSED OWNER FOR THE CHILD
INSURED UNDER INSURANCE AGE 18)
-------------------------------------------------------------------------------

1. Does the Proposed Child Insured have a primary health care provider? If
   Yes, complete the following:
   __ Yes    __ No
-------------------------------------------------------------------------------
Primary health care provider's name

-------------------------------------------------------------------------------
Address                       City/Town            State         Zip

-------------------------------------------------------------------------------
Telephone No.    Date of and reason for last contact _________   Year ____

-------------------------------------------------------------------------------
2. What is the Proposed Child Insured's:   current height:     ft.      in.
   and current weight          lbs.
-------------------------------------------------------------------------------

3. Has the Proposed Child Insured been given by a member of the medical profession, a diagnosis of or treatment for AIDS (Acquired Immune Deficiency Syndrome) or ARC (AIDS Related Complex) or tested positive for the presence of antibodies to HIV (Human Immunodeficiency Virus)?
   __ Yes    __ No
-------------------------------------------------------------------------------
4. If the Proposed Child Insured is insurance age five or under, was he/she born prematurely?
   __ Yes    __ No

   If Yes, complete the following:  Duration of pregnancy     weeks
   Birth weight:            lbs.      oz
   Any ongoing observation, monitoring or treatment?  If Yes, provide details:
   __ Yes    __ No
-------------------------------------------------------------------------------
5. Has the Proposed Child Insured ever had, been told he/she has, or been treated for: (Indicate applicable conditions)
   a. any disease, deformity,congenital defect or abnormal mental development?
   __ Yes    __ No
   b. any heart, respiratory, intestinal, urinary, mental, emotional or neurological disorder?
   __ Yes    __ No
-------------------------------------------------------------------------------
6. Has the Proposed Child Insured been confined in a hospital for observation, treatment or diagnosis?
   __ Yes    __ No
-------------------------------------------------------------------------------
7. In the past five years, has the Proposed Child Insured consulted any health care provider or has any health care provider been consulted on behalf of the Proposed Child Insured for any reason not previously explained?
   __ Yes    __ No
-------------------------------------------------------------------------------
8. Has the Proposed Child Insured ever had life or health insurance rejected, rated up, modified, canceled or not renewed?
   __ Yes    __ No
-------------------------------------------------------------------------------
GIVE DETAILS FOR QUESTIONS 3. THROUGH 8. ANSWERED YES. IF ADDITIONAL SPACE IS NEEDED, USE AND ATTACH A PLAIN WHITE SHEET OF PAPER. INCLUDE
APPLICATION/POLICY # AND PROPOSED CHILD INSURED'S NAME ON ALL ADDITIONAL
SHEETS.
-------------------------------------------------------------------------------
Question #   Details or Reason (Give date of diagnosis or onset; medications;
             surgeries; hospitalizations; health care provider's name, address, telephone and reason for last contact)
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------

AGENT: If yes to Question 3., do not collect money or give a Conditional
       Receipt. Consult Life Reference Manual for specific instructions.

-------------------------------------------------------------------------------
SECTION 14. PROPOSED PAYOR FOR JUVENILE PAYOR BENEFIT (COMPLETE IF APPLYING
FOR JUVENILE PAYOR BENEFIT)
-------------------------------------------------------------------------------
Proposed Payor's Name
-------------------------------------------------------------------------------
(first)           (mi)                  (last)                 (suffix)

-------------------------------------------------------------------------------
Any previous name(s)               Gender           Birth Date:
                                   __ M __ F        Age (nearest birthday):

-------------------------------------------------------------------------------
Relationship to Proposed Primary Insured:
-------------------------------------------------------------------------------
Address                                   City/Town         State       Zip

-------------------------------------------------------------------------------
Social Security #       Driver's License #   Issuing State      Telephone #

-------------------------------------------------------------------------------
Birthplace (Country/State)
-------------------------------------------------------------------------------
OCCUPATION INFORMATION                     Hire Date           Year

-------------------------------------------------------------------------------
Employer                                   Title
-------------------------------------------------------------------------------
Duties
-------------------------------------------------------------------------------
UNDERWRITING QUESTIONS (TO BE ASKED OF THE PROPOSED PAYOR FOR THE JUVENILE
PAYOR BENEFIT)
-------------------------------------------------------------------------------
1. What is the Proposed Payor's: current height:         ft          in.
   and current weight:          lbs.
-------------------------------------------------------------------------------
2. Has the Proposed Payor been given by a member of the medical profession, a diagnosis of or treatment for AIDS (Acquired Immune Deficiency Syndrome) or ARC (AIDS Related Complex) or tested positive for the presence of antibodies to HIV (Human Immunodeficiency Virus)?
   __ Yes    __ No
3. Has the Proposed Payor ever had, been told he/she has, or been treated for:
   (Indicate applicable conditions)
   a. dizziness, fainting, seizures, headaches, paralysis; mental, emotional or neurological disorder or any other disorder of the brain or nervous system?
   __ Yes    __ No
   b. any heart, respiratory, intestinal, urinary, endocrine or metabolic disorders?
   __ Yes    __ No
-------------------------------------------------------------------------------
 4. Has the Proposed Payor been confined in a hospital for observation, treatment or diagnosis?
    __ Yes    __ No
-------------------------------------------------------------------------------
5. In the past five years, has the Proposed Payor consulted any health care provider or been hospitalized for any reason not previously explained?
   __ Yes    __ No
-------------------------------------------------------------------------------
6. Has the Proposed Payor:
   a. ever had life or health insurance rejected, rated up, modified, canceled or not renewed?
   __ Yes    __ No
   b. ever participated in or does he/she expect to participate in flying (as a pilot or crew member) or any hazardous sports, avocations or hobbies such as racing, scuba or sky diving, or mountain climbing?
   __ Yes    __ No
   c. any intention of traveling or residing outside the United States or
      Canada?
   __ Yes    __ No
   d. within the past five years had his/her driver's license suspended, had a moving traffic violation or chargeable accident?
   __ Yes    __ No
   e. been convicted for anything other than traffic violations?
   __ Yes    __ No
   f. received or is he/she currently receiving disability benefits or is he/she currently disabled?
   __ Yes    __ No
-------------------------------------------------------------------------------
GIVE DETAILS FOR QUESTIONS 3. THROUGH 6. ANSWERED YES. IF ADDITIONAL SPACE IS NEEDED, USE AND ATTACH A PLAIN WHITE SHEET OF PAPER. INCLUDE
APPLICATION/POLICY # AND PROPOSED PAYOR'S NAME ON ALL ADDITIONAL SHEETS.
-------------------------------------------------------------------------------
Question #   Details or Reason (Give date of diagnosis or onset; medications;
             surgeries; hospitalizations; health care provider's name, address, telephone and reason for last contact)
-------------------------------------------------------------------------------






-------------------------------------------------------------------------------

AGENT: If yes to Question 2., do not collect money or give a Conditional
       Receipt. Consult Life Reference Manual for specific Instructions.

-------------------------------------------------------------------------------
SECTION 15. VARIABLE UNIVERSAL LIFE (COMPLETE IF APPLYING FOR VARIABLE UNIVERSAL LIFE)
-------------------------------------------------------------------------------
ALLOCATIONS OF NET PREMIUMS
-------------------------------------------------------------------------------
10% is the minimum allowed for any account. Use whole numbers only - no fractions or decimals. Sum of percentage allocations must total 100%. The allocation indicated below will apply to future contributions unless later changed.

-------------------------------------------------------------------------------
  %             FUND OPTIONS
-------------------------------------------------------------------------------
----%    Fixed Account
----%    Federated International Equity Fund II
----%    Federated Quality Bond Fund II
----%    Fidelity VIP Equity Income Portfolio Service Class 2
----%    Fidelity VIP Growth Portfolio Service Class 2
----%    Fidelity VIP II Contrafund Portfolio Service Class 2
----%    Fidelity VIP III Growth and Income Portfolio Service Class 2
----%    SEI VP Prime Obligation Fund
----%    The Strong Mid Cap Growth Fund II
----%    The Strong Opportunity Fund II
----%    Other __________________________


-------------------------------------------------------------------------------
          NAME OF  FUND MANAGER
-------------------------------------------------------------------------------
American Family Life Insurance Company
Federated Securities Corporation
Federated Securities Corporation
Fidelity Investments
Fidelity Investments
Fidelity Investments
Fidelity Investments
SEI Investments
Strong Capital Management, Inc.
Strong Capital Management, Inc.
Other  ________________________
TOTAL _____________% MUST EQUAL 100%

-------------------------------------------------------------------------------
DOLLAR COST AVERAGING (OPTIONAL) NOT AVAILABLE IF ASSET ALLOCATION IS
ELECTED. THERE IS NO MAXIMUM TIME REQUIREMENT.
-------------------------------------------------------------------------------

___ I elect Dollar Cost Averaging (DCA) on the day that coincides with the policy's effective date and the frequency chosen.
A MINIMUM OF $1,000 MUST BE PRESENT IN THE MONEY MARKET ACCOUNT TO BE ELIGIBLE.

Frequency option:  __ Monthly   __ Quarterly  __ Semiannual   __ Annual
Amount to be transferred each time: $  _________________
(Minimum of $250 per frequency option chosen).
Total Amount to be transferred: $  _______________________

From the Money Market Account to the following: (Minimum of 10% per fund and must be stated as whole numbers).

-----%    Federated International Equity Fund II
-----%    Federated Quality Bond Fund II
-----%    Fidelity VIP Equity-Income Portfolio Service Class 2
-----%    Fidelity VIP Growth Portfolio Service Class 2
-----%    Fidelity VIP II Contrafund Portfolio Service Class 2
-----%    Fidelity VIP III Growth & Income Portfolio Service Class 2
-----%    SEI VP Prime Obligation Fund
-----%    The Strong Mid Cap Growth Fund II
-----%    The Strong Opportunity Fund II
-----%    Other __________________________

TOTAL _______________MUST EQUAL 100%
-------------------------------------------------------------------------------
Fixed Account and Money Market Account are not eligible to receive funds under DCA.
-------------------------------------------------------------------------------
ASSET REALLOCATION (OPTIONAL) NOT AVAILABLE IF DOLLAR COST AVERAGING (DCA)
IS IN EFFECT.
-------------------------------------------------------------------------------
__ I ELECT ASSET REALLOCATION on the day that coincides with the policy's effective date and frequency chosen. Amounts in the fund options are reallocated to reflect the percentages indicated on this Application. The policy's Accumulation Value minus the loaned amount must exceed $1,000 to be eligible for this feature. Any changes to future allocations will not automatically change the asset reallocation percentages. Any changes to the asset reallocation option must be submitted by an Application for Policy
Change form or by telephone, if the Telephone Transfer Authorization option below was selected. Amounts in the fund options not indicated on this Application are not included in reallocation unless a reallocation election form has been submitted. The asset reallocation option will continue until American Family Life Insurance Company receives instructions to stop.

Frequency:  __ Monthly  __ Quarterly  __ Semiannually   __ Annually
-------------------------------------------------------------------------------
TELEPHONE TRANSFER AUTHORIZATION (OPTIONAL)
-------------------------------------------------------------------------------
__ I HEREBY AUTHORIZE and direct American Family Life Insurance Company to accept telephone asset transfer instructions from any person who can furnish proper identification. This Authorization is subject to the conditions and provisions in the policy and prospectus. I agree that American Family Life Insurance Company will not be responsible for any loss, liability, cost, or expense for acting on the telephone instructions.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SECTION 16. CONDITIONAL RECEIPT
-------------------------------------------------------------------------------
Was a Conditional Receipt given to the Proposed Owner?  __ Yes    __ No
Conditional Receipt No.________________
-------------------------------------------------------------------------------
SECTION 17. AGREEMENT (READ COMPLETELY BEFORE SIGNING)
-------------------------------------------------------------------------------
By signing this Application, I understand and agree as follows:

1. I have personally read (or have had read to me) and verified all statements and answers provided to American Family Life Insurance Company (the Company) as part of this Application. They are true and complete to the best of my knowledge and belief. The Company will rely on such statements and answers when making its decision to issue a policy. Any false or incomplete statements or answers may invalidate coverage. 2. No agent of the Company or medical examiner can make or alter any contract or waive any of the Company's rights or requirements. No change in Amount of Insurance/Specified Amount, classification, plan of insurance or benefits will be effective unless agreed to in writing by the Owner. 3. This Application will become part of the Policy.
4. Except as provided in the Conditional Receipt, no insurance becomes effective unless and until: a)the Policy is accepted in writing by the Owner;
b) the first full Premium is paid during the lifetime of the person(s) to be covered; and c) the health and insurability of the person(s) to be covered remains as described in this Application. 5. I have full right and authority to sign this Application. 6. This Application becomes effective on the date the last required signature is obtained.
-------------------------------------------------------------------------------
 SECTION 18. AUTHORIZATION TO OBTAIN AND  DISCLOSE INFORMATION
-------------------------------------------------------------------------------
By signing this Application, I authorize the following to give information to American Family Life Insurance Company (the Company) or any person or group acting on behalf of the Company: any health care provider, consumer reporting agency, employer, insurance or reinsurance company, insurance agent, governmental or other organization; the Medical Information Bureau, Inc.
(MIB), a family member or other person. "Information" means facts regarding my physical or mental health or that of my minor child(ren) and includes diagnosis or medical history, psychiatric history or treatment, results of genetic tests, treatment or prognosis of any physical or mental condition and drug or alcohol abuse history or treatment or any non-medical information. I understand that this information will be used by the Company to determine eligibility for insurance or insurance benefits and may be disclosed by the Company to insurance or reinsurance companies, the MIB, or to other organizations or persons performing services in connection with this Application or any claim. I agree that a copy of this Authorization may be used in place of the original and that this Authorization is valid for 26 months from the date I signed this Application. I understand that I have the right to receive a copy of this Authorization upon request. I have received the Notice to Proposed Primary/Additional Insured (or Parent/Legal Guardian
of a Minor). The Company can obtain and release information pursuant to that Notice. I authorize the Company to obtain an investigative consumer report on me or my minor child(ren) and understand that I may request to be personally interviewed in the preparation of such report. If such report is required, I
ask to be personally interviewed. __ Yes    __ No
-------------------------------------------------------------------------------
ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE/SHE IS FACILITATING
A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM
CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.
-------------------------------------------------------------------------------
State where signed:
-------------------------------------------------------------------------------
Proposed Primary Insured's Signature (age 18 and over)                Date
-------------------------------------------------------------------------------
Proposed Owner's Signature (if not Proposed Primary Insured)  Title   Date
-------------------------------------------------------------------------------
Proposed Payor's Signature for Juvenile Payor Benefit
(if other than Proposed Owner)                                        Date
-------------------------------------------------------------------------------
Parent/Legal Guardian's signature required if Owner is not the Proposed
Primary Insured's parent and the Proposed Primary Insured is under age 18. Natural parent's signature required if the Proposed Owner is other than a parent or legal guardian.
-------------------------------------------------------------------------------
Parental Consent: I hereby give my consent for this Application on the life of my child. I have reviewed the answers given on this Application and verify that such statements are true and complete to the best of my knowledge and belief.
-------------------------------------------------------------------------------
Parent/Legal Guardian's Signature                                    Date
-------------------------------------------------------------------------------
Translator's Signature                                               Date
-------------------------------------------------------------------------------
AGENT: TO THE BEST OF YOUR KNOWLEDGE AND BELIEF IS THE INSURANCE APPLIED FOR INTENDED TO REPLACE OR CHANGE EXISTING LIFE INSURANCE OR AN ANNUITY?
__ Yes    __ No
-------------------------------------------------------------------------------
Agent's/Registered Representative's/             Agt/Dist Code       Date
Licensed CSR's Signature as witness
(Signature also certifies the replacement question)

-------------------------------------------------------------------------------